POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

               ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                  (REGISTRANT)

                       ALLSTATE NEW YORK VARIABLE ANNUITY

         Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                        April 21, 2000
                        Date

                        /s/SAMUEL H. PILCH
                        Samuel H. Pilch
                        Controller, and Principal Accounting Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

               ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                  (REGISTRANT)

                       ALLSTATE NEW YORK VARIABLE ANNUITY

         Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

                                      April 21, 2000
                                      Date

                                      /s/MARLA G. FRIEDMAN
                                      Marla G. Friedman
                                      Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

               ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                  (REGISTRANT)

                       ALLSTATE NEW YORK VARIABLE ANNUITY

         Know all men by these presents that Vincent A. Fusco, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, and each of them, his attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Variable Annuity Account (Registrant) and related Contracts to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                      April 21, 2000
                                      Date

                                      /s/VINCENT A. FUSCO
                                      Vincent A. Fusco
                                      Director and Chief Operations Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

               ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                  (REGISTRANT)

                       ALLSTATE NEW YORK VARIABLE ANNUITY

     Know all men by these presents that Kenneth R. O'Brien, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                      April 21, 2000
                                      Date

                                      /s/KENNETH R. O'BRIEN
                                      Kenneth R. O'Brien
                                      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

               ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                  (REGISTRANT)

                       ALLSTATE NEW YORK VARIABLE ANNUITY

     Know all men by these presents that Leonard G. Sherman, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Life Insurance Company of New York (Depositor), Allstate Life of New York Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                      April 21, 2000
                                      Date

                                      /s/LEONARD G. SHERMAN
                                      Leonard G. Sherman
                                      Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)

               ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                  (REGISTRANT)

                       ALLSTATE NEW YORK VARIABLE ANNUITY

         Know all men by these presents that Patricia W. Wilson, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, her attorney-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York (Depositor),Allstate Life of New York Variable Annuity Account (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

                                      April 21, 2000
                                      Date

                                      /s/PATRICIA W. WILSON
                                      Patricia W. Wilson
                                      Director